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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 10, 2004


                               AROTECH CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                   0-23336                  95-4302784
 (State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)             File Number)           Identification No.)


 250 WEST 57TH STREET, SUITE 310, NEW YORK, NEW YORK              10107
       (Address of Principal Executive Offices)                (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 258-3222



          (Former name or former address, if changed since last report)


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

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits. A list of exhibits required is given in the Exhibit Index that precedes the exhibits filed with this report.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 10, 2004, we publicly disseminated an earnings release (the "Release") announcing our financial results for the quarter ended June 30, 2004. A copy of the Release is attached as Exhibit 99.1 hereto.

         The information included in the attached Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

         To supplement the consolidated financial results as determined in accordance with generally accepted accounting principles ("GAAP"), the Release presents a non-GAAP financial measure, "Adjusted LBITDA" (Loss Before Interest, Taxes, Depreciation and Amortization, adjusted to eliminate certain non-cash charges). We believe that the use of Adjusted LBITDA enhances overall understanding of our current financial performance. As required by the Securities and Exchange Commission, Adjusted LBITDA is reconciled to Net Profit
(Loss) in the Release.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AROTECH CORPORATION
                                (REGISTRANT)


                                By: /s/ Robert S. Ehrlich
                                    -------------------------------------------
                                    Name:   Robert S. Ehrlich
                                    Title:  President, Chairman of the Board and
                                            Chief Executive Officer

Dated:  August 10, 2004

                                  EXHIBIT INDEX


         The following exhibits are filed with the Current Report on Form 8-K.

            EXHIBIT
            NUMBER                   DESCRIPTION
            -------                  -----------

             99.1         Earnings press release dated August 10, 2004

                 [AROTECH LOGO]
                                                                   EARNINGS NEWS
  250 West 57th Street, Suite 310, New York, NY 10107
       Tel: (212) 258-3222 o Fax: (212) 258-3281
                    www.arotech.com

FOR IMMEDIATE RELEASE
---------------------

                AROTECH CORPORATION REPORTS RECORD SECOND QUARTER
                             AND FIRST HALF REVENUES

                                   -----------

                  Backlog including AoA now at $37.0 million -
                   positive EBITDA anticipated for second half

        NEW YORK,  NEW YORK,  AUGUST 10, 2004 - AROTECH  CORPORATION  (NasdaqNM:
ARTX), a provider of quality defense and security products for the military, law enforcement and security markets, today reported second quarter and first half 2004 results.

        The Company reported that revenues for the quarter were $9.9 million, an increase of 184% over the corresponding period in 2003. The Company also reported that backlog as of the end of June 2004 stood at $25.6 million, which increases to $37.0 million with the addition of Armour of America's backlog. Adjusted LBITDA was reduced substantially compared to the same quarter last year. Net loss increased over the same period last year, primarily due to non-cash charges associated with acquisitions and financings.

        Arotech Chairman and CEO Robert S. Ehrlich commented, "Once again, we are able to report record revenues. This quarter's revenues represent our eighth consecutive quarter of revenue growth," continued Ehrlich. "For the first time ever, our operating cash exceeded our cash expenses, and we anticipate achieving positive EBITDA beginning in the second half of 2004 and beyond," concluded Ehrlich.

CONFERENCE CALL

         Arotech Corporation will hold it second quarter 2004 conference call on Wednesday, August 11, 2004 at 11:00 a.m. EDT. Those wishing to take part in the conference call should call 1-888-695-0608 (US) or +1-719-457-2659
(international) a few minutes before the 11:00 a.m. EDT start time. In addition, an instant replay will be available Wednesday, August 11, 2004 at 1:00 p.m. EDT until Friday, August 13, 2004 at 8:00 p.m. EDT. The replay telephone number is 1-888-203-1112 (US); +1-719-457-0820 (international). The confirmation number is 138511.

RESULTS FOR THE SECOND QUARTER

        REVENUES FOR THE QUARTER ended June 30, 2004 increased to $9.9 million as compared with $3.5 million for the corresponding period of 2003. This increase is largely attributed to strong sales in the Company's Armored Vehicle Division, as well as the addition of the results of the Company's new acquisitions, FAAC and Epsilor, to its results.

        GROSS PROFIT for the quarter ended June 30, 2004 increased to $3.4 million (with a gross margin of 34%) as compared with $1.0 million (with a gross margin of 29%) for the corresponding period of 2003. This increase is largely


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attributed to strong sales in the Company's Armored Vehicle Division, as well as the addition of the results of the Company's new acquisitions, FAAC and Epsilor, to its results.

        ADJUSTED LOSS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (ADJUSTED LBITDA), excluding discontinued operations and adjusted to eliminate certain non-cash charges described below and in the table below, for the quarter ended June 30, 2004 decreased to $857,000 as compared with $1.1 million for the corresponding period of 2003. Arotech believes that information concerning Adjusted LBITDA enhances overall understanding of its current financial performance and its progress towards cash-flow break even and toward GAAP profitability. Arotech computes Adjusted LBITDA, which is a non-GAAP financial measure, as reflected in the table below.

        NET LOSS for the quarter ended June 30, 2004 increased to $4.4 million as compared with $2.5 million for the corresponding quarter of 2003, primarily as a result of non-cash charges.

        BASIC AND DILUTED NET LOSS PER SHARE for the quarter ended June 30, 2004 was $0.07 as compared with $0.07 for the corresponding period of 2003.

RESULTS FOR THE FIRST HALF

        REVENUES FOR THE SIX MONTHS ended June 30, 2004 increased to $17.1 million as compared with $7.5 million for the corresponding period of 2003. This increase is largely attributed to strong sales in the Company's Armored Vehicle Division, as well as the addition of the results of the Company's new acquisitions, FAAC and Epsilor, to its results.

        GROSS PROFIT for the six months ended June 30, 2004 increased to $6.0 million (with a gross margin of 35%) as compared with $2.4 million (with a gross margin of 32%) for the corresponding period of 2003. This increase is largely attributed to strong sales in the Company's Armored Vehicle Division, as well as the addition of the results of the Company's new acquisitions, FAAC and Epsilor, to its results.

        ADJUSTED LOSS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (ADJUSTED LBITDA), excluding discontinued operations and adjusted to eliminate certain non-cash charges described below and in the table below, for the six months ended June 30, 2004 decreased to $1.5 million as compared with $1.7 million for the corresponding period of 2003. Arotech believes that information concerning Adjusted LBITDA enhances overall understanding of its current financial performance and its progress towards cash-flow break even and toward GAAP profitability. Arotech computes Adjusted LBITDA, which is a non-GAAP financial measure, as reflected in the table below.

        NET LOSS for the six months ended June 30, 2004 increased to $8.7 million as compared with $3.8 million for the corresponding period of 2003, primarily as a result of non-cash charges.

        BASIC AND DILUTED NET LOSS PER SHARE for the six months ended June 30, 2004 increased to $0.14 as compared with $0.11 for the corresponding period of 2003.

CASH POSITION AT QUARTER END

        CASH-ON-HAND AND CASH EQUIVALENTS, RESTRICTED COLLATERAL DEPOSITS AND OTHER RESTRICTED CASH, AND AVAILABLE-FOR-SALE MARKETABLE SECURITIES stood at the end of the quarter at $5.1 million in cash, $8.9 million in restricted


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

collateral securities and cash deposits due within one year, $2.0 million in long-term restricted securities and deposits, and $127,000 in marketable securities, as compared to at the end of 2003, when the Company had $13.7 million in cash and $706,000 in restricted cash deposits due within one year.

        STOCKHOLDERS' EQUITY stood at the end of the quarter at approximately $44.7 million.

ABOUT AROTECH CORPORATION

        Arotech Corporation provides quality defense and security products for the military, law enforcement and homeland security markets, including advanced zinc-air and lithium batteries and chargers, multimedia interactive simulators/trainers and lightweight armoring.

        The Battery and Power Systems Division includes Electric Fuel Battery Corporation and Epsilor Electronic Industries Ltd. The Simulation, Training and Consulting Division includes IES Interactive Training, FAAC Incorporated and Arocon Security Consulting. The Armoring Division includes MDT Armor Corp., MDT Protective Industries Ltd. and Armour of America, Incorporated.

        Arotech is incorporated in Delaware, with corporate offices in New York, and research, development and production subsidiaries in Alabama, Colorado, Michigan, California and Israel.

COMPANY CONTACT:
Jonathan Whartman
Senior VP, Communications
1-866-325-6963
whartman@arotech.com
NY Office 1-212-258-3222

EXCEPT FOR THE HISTORICAL INFORMATION HEREIN, THE MATTERS DISCUSSED IN THIS NEWS RELEASE INCLUDE FORWARD-LOOKING STATEMENTS, AS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, AS THEY ARE SUBJECT TO VARIOUS RISKS AND UNCERTAINTIES THAT MAY CAUSE ACTUAL RESULTS TO VARY SIGNIFICANTLY. THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO, RISKS RELATING TO: PRODUCT AND TECHNOLOGY DEVELOPMENT; THE UNCERTAINTY OF THE MARKET FOR AROTECH'S PRODUCTS; CHANGING ECONOMIC CONDITIONS; DELAY, CANCELLATION OR NON-RENEWAL, IN WHOLE OR IN PART, OF CONTRACTS OR OF PURCHASE ORDERS; AND OTHER RISK FACTORS DETAILED IN AROTECH'S MOST RECENT ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 AND OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. AROTECH ASSUMES NO OBLIGATION TO UPDATE THE INFORMATION IN THIS RELEASE. REFERENCE TO THE COMPANY'S WEBSITE ABOVE DOES NOT CONSTITUTE INCORPORATION OF ANY OF THE INFORMATION THEREON INTO THIS PRESS RELEASE.


                                TABLES TO FOLLOW


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

                               AROTECH CORPORATION
                CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

                                                                   SIX MONTHS ENDED JUNE 30,      THREE MONTHS ENDED JUNE 30,
                                                                 ----------------------------    ----------------------------
                                                                      2004           2003            2004            2003
                                                                 ------------    ------------    ------------    ------------
Revenues .....................................................   $ 17,110,502    $  7,526,588    $  9,928,248    $  3,493,135
Cost of revenues .............................................     11,131,967       5,112,889       6,574,747       2,479,170
                                                                 ------------    ------------    ------------    ------------
Gross profit .................................................      5,978,535       2,413,699       3,353,501       1,013,965
                                                                 ------------    ------------    ------------    ------------
Research and development expenses ............................        871,627         510,544         408,121         152,505
Sales and marketing expenses .................................      2,140,696       1,637,576       1,119,611         933,589
General and administrative expenses ..........................      7,202,454       2,473,507       3,521,461       1,460,752
Amortization of intangible assets ............................        992,025         623,543         496,013         311,771
                                                                 ------------    ------------    ------------    ------------
                                                                   11,206,802       5,245,170       5,545,206       2,858,617
                                                                 ------------    ------------    ------------    ------------
Operating loss ...............................................     (5,228,267)     (2,831,471)     (2,191,705)     (1,844,652)
Financial (expenses) income, net .............................     (3,259,530)       (983,821)     (1,985,576)       (725,609)
                                                                 ------------    ------------    ------------    ------------
Net loss before taxes ........................................     (8,487,797)     (3,815,292)     (4,177,281)     (2,570,261)
Tax expenses .................................................       (170,065)       (277,047)       (174,972)       (274,185)
                                                                 ------------    ------------    ------------    ------------
Net loss before minority interest in profit of subsidiary ....     (8,657,862)     (4,092,339)     (4,352,253)     (2,844,446)
Loss (profit) to minority ....................................        (26,708)        160,298         (26,162)        203,526
                                                                 ------------    ------------    ------------    ------------
Net loss from continuing operations ..........................   $ (8,684,570)   $ (3,932,041)   $ (4,378,415)   $ (2,640,920)
Profit from discontinued operations ..........................             --          83,166              --         179,127
                                                                 ------------    ------------    ------------    ------------
Net loss for the period ......................................   $ (8,684,570)   $ (3,848,875)   $ (4,378,415)   $ (2,461,793)
                                                                 ============    ============    ============    ============

=============================================================================================================================
Basic and diluted net loss per share for continuing operations   $      (0.14)   $      (0.11)   $      (0.07)   $      (0.07)
                                                                 ============    ============    ============    ============
Basic and diluted net profit per share for discontinued ......   $         --    $       0.00    $         --    $       0.00
operations
                                                                 ============    ============    ============    ============
Combined basic and diluted net loss per share ................   $      (0.14)   $      (0.11)   $      (0.07)   $      (0.07)
                                                                 ============    ============    ============    ============
Weighted average number of shares outstanding ................     62,035,532      35,678,067      64,499,090      36,209,872
                                                                 ============    ============    ============    ============
=============================================================================================================================

RECONCILIATION OF NON-GAAP FINANCIAL MEASURE

         To supplement Arotech's consolidated financial statements presented in accordance with GAAP, Arotech uses a non-GAAP measure, Loss Before Interest, Taxes, Depreciation and Amortization (LBITDA), as adjusted to eliminate certain non-cash charges (Adjusted LBITDA). This non-GAAP measure is provided to enhance overall understanding of Arotech's current financial performance and its progress towards cash-flow break even and toward GAAP profitability. Reconciliation of Adjusted LBITDA to the nearest GAAP measure follows:

                                                           ADJUSTED LBITDA
-----------------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED JUNE 30,      THREE MONTHS ENDED JUNE 30,
                                                                 ----------------------------    ----------------------------
                                                                      2004           2003            2004            2003
                                                                 ------------    ------------    ------------    ------------
Net loss from continuing operations (GAAP measure) ...........   $ (8,684,570)   $ (3,932,041)   $ (4,378,415)   $ (2,640,920)
Add back:
Interest expense (income), net (after deduction of minority
  interest) ..................................................      3,261,118         976,544       1,984,996         733,940
Taxes (after deduction of minority interest) .................        154,290         142,696         159,196         142,696
Depreciation of fixed assets .................................        518,332         348,401         281,924         167,810
Amortization of intangible assets ............................      1,010,351         623,543         505,175         311,772
                                                                 ------------    ------------    ------------    ------------
LBITDA (non-GAAP measure) ....................................   $ (3,740,479)   $ (1,840,858)   $ (1,447,124)   $ (1,284,703)
                                                                 ============    ============    ============    ============
Add back certain non-cash charges:
  Expenses  attributed  on issuance of shares and options to
    consultants and employees ................................        460,861         184,090         441,081         184,090
  Expenses  attributed on repricing and issuance of warrants
    to investors .............................................      1,742,384               0         149,527               0
                                                                 ------------    ------------    ------------    ------------
ADJUSTED LBITDA (non-GAAP measure) ...........................   $ (1,537,234)   $ (1,656,768)   $   (856,516)   $ (1,100,613)
                                                                 ============    ============    ============    ============


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